Fidelity® Global Balanced Fund

Class/Ticker

Fidelity Advisor® Global Balanced Fund

A/FGLAX   T/FGLTX   B/FGLBX   C/FGLCX

Summary Prospectus

December 30, 2015

As Revised February 12, 2016

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund (including the fund's SAI) online at advisor.fidelity.com/fafunddocuments. You can also get this information at no cost by calling 1-866-997-1254 or by sending an e-mail request to funddocuments@fmr.com. The fund's prospectus dated December 30, 2015, as supplemented on February 12, 2016, and SAI dated December 30, 2015, as supplemented on February 12, 2016, are incorporated herein by reference.

245 Summer Street, Boston, MA 02210

Fund Summary

Fund/Class:
Fidelity® Global Balanced Fund/Fidelity Advisor® Global Balanced Fund A, T, B, C

Investment Objective

The fund seeks income and capital growth consistent with reasonable risk.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or certain other Fidelity® funds. More information about these and other discounts is available from your investment professional and in the Fund Distribution section of the prospectus.

Shareholder fees

(fees paid directly from your investment)

	Class A	Class T	Class B	Class C
Maximum sales charge (load) on purchases (as a % of offering price)	5.75%	3.50%	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)	None(a)	None(a)	5.00%(b)	1.00%(c)
Redemption fee on shares held less than 30 days (as a % of amount redeemed)	1.00%	1.00%	1.00%	1.00%

(a)  Class A and Class T purchases of $1 million or more will not be subject to a front-end sales charge. Such Class A and Class T purchases may be subject, upon redemption, to a contingent deferred sales charge (CDSC) of 1.00% or 0.25%, respectively.

(b)  Declines over 6 years from 5.00% to 0%.

(c)  On Class C shares redeemed less than one year after purchase.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Class A	Class T	Class B	Class C
Management fee	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) fees	0.25%	0.50%	1.00%	1.00%
Other expenses	0.34%	0.36%	0.37%	0.40%
Acquired fund fees and expenses	0.02%	0.02%	0.02%	0.02%
Total annual operating expenses(a)	1.31%	1.58%	2.09%	2.12%

(a)  Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated and if you hold your shares:

	Class A		Class T		Class B		Class C
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$701	$701	$505	$505	$712	$212	$315	$215
3 years	$966	$966	$831	$831	$955	$655	$664	$664
5 years	$1,252	$1,252	$1,180	$1,180	$1,324	$1,124	$1,139	$1,139
10 years	$2,063	$2,063	$2,163	$2,163	$2,128	$2,128	$2,452	$2,452

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 140% of the average value of its portfolio.

Principal Investment Strategies

  Investing in equity and debt securities, including lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds), issued throughout the world.
  Investing at least 25% of total assets in fixed-income senior securities (including debt securities and preferred stock).
  Allocating investments across different countries and regions.
  Analyzing an issuer using fundamental factors (e.g., financial condition, earnings outlook, and strategy) and evaluating each security's current price relative to estimated long-term value to select investments.
  Investing in Fidelity's central funds (specialized investment vehicles used by Fidelity® funds to invest in particular security types or investment disciplines).

Principal Investment Risks

  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Interest Rate Changes.  Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure.  Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. Foreign exchange rates also can be extremely volatile.
  Prepayment.  The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and a hypothetical composite of market indexes over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.advisor.fidelity.com for more recent performance information.

Year-by-Year Returns

The returns in the bar chart do not reflect any applicable sales charges; if sales charges were reflected, returns would be lower than those shown.

During the periods shown in the chart for Class A:	Returns	Quarter ended
Highest Quarter Return	12.74%	September 30, 2010
Lowest Quarter Return	(10.72)%	September 30, 2011
Year-to-Date Return	(3.88)%	September 30, 2015

Average Annual Returns

Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. After-tax returns for Class A are shown in the table below and after-tax returns for other classes will vary. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2014	Past 1 year	Past 5 years	Life of class(a)
Class A - Return Before Taxes	(6.47)%	5.57%	10.24%
Return After Taxes on Distributions	(8.23)%	4.46%	9.19%
Return After Taxes on Distributions and Sale of Fund Shares	(2.58)%	4.21%	8.06%
Class T - Return Before Taxes	(4.48)%	5.82%	10.42%
Class B - Return Before Taxes	(6.16)%	5.68%	10.39%
Class C - Return Before Taxes	(2.47)%	6.01%	10.50%
MSCI World Index (reflects no deduction for fees or expenses)	5.36%	10.64%	17.00%
Fidelity Global Balanced Composite Index℠ (reflects no deduction for fees or expenses)	3.05%	7.20%	11.42%

(a)  From February 19, 2009

Investment Adviser

Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC), FMR Investment Management (U.K.) Limited (FMR U.K.), FIL Investments (Japan) Limited (FIJ), FIL Investment Advisors (UK) Limited (FIA(UK)), and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Geoff Stein (lead portfolio manager) has managed the fund since June 2009.

Stephen Dufour (co-manager) has managed the fund since October 2007.

Stefan Lindblad (co-manager) has managed the fund since October 2014.

John Lo (co-manager) has managed the fund since February 2007.

Maria Nikishkova (co-manager) has managed the fund since December 2012.

Andy Weir (co-manager) has managed the fund since January 2006.

Purchase and Sale of Shares

You may buy or sell shares through a retirement account or through an investment professional. You may buy or sell shares in various ways:

Internet

www.advisor.fidelity.com

Phone

To reach a Fidelity representative 1-877-208-0098

Mail

Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

Subject to certain limited exceptions described in the Additional Information about the Purchase and Sale of Shares section of the prospectus, the fund no longer accepts investments in Class B shares. Any purchase order for Class B shares (other than from an existing Class B shareholder pursuant to an exchange or the reinvestment of dividends and capital gain distributions paid on Class B shares) will be deemed to be a purchase order for Class A shares of the fund and will be subject to any applicable Class A front-end sales charge. Effective July 1, 2016, all Class B shares will convert automatically to Class A shares of the fund at NAV.

The price to buy one share of Class A or Class T is its offering price, if you pay a front-end sales charge, or its net asset value per share (NAV), if you qualify for a front-end sales charge waiver. The price to buy one share of Class B or Class C is its NAV. Shares will be bought at the offering price or NAV, as applicable, next calculated after an order is received in proper form.

The price to sell one share of Class A, Class T, Class B, or Class C is its NAV, minus the short-term redemption fee, if applicable, and any applicable contingent deferred sales charge (CDSC). Shares will be sold at the NAV next calculated after an order is received in proper form, minus the short-term redemption fee, if applicable, and any applicable CDSC.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
Fidelity Advisor® Traditional IRA, Roth IRA, Rollover IRA, and Simplified Employee Pension-IRA for which Fidelity Management Trust Company or an affiliate serves as custodian	$500
Through a regular investment plan established at the time the fund position is opened	$100

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semiannual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. We will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-877-208-0098. We will begin sending individual copies to you within 30 days of receiving your call.

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Advisor, and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2016 FMR LLC. All rights reserved.

Fidelity Global Balanced Composite Index is a service mark of FMR LLC.

The third-party marks appearing above are the marks of their respective owners.

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